[LOGO] CHASE                                            Exhibit (g)(1)(viii)

                            GLOBAL CUSTODY AGREEMENT



        This AGREEMENT is effective May 1, 2001, and is between THE CHASE MANHATTAN BANK ("Bank") and EQ Advisors Trust (the "Trust") on behalf of each of the portfolios (each a "Portfolio") designated on Schedule C (each individually, the "Customer").

1. CUSTOMER ACCOUNTS.

        Bank, acting as "Securities Intermediary" (as defined in Section 15(g) hereof) shall establish and maintain the following accounts ("Accounts") on behalf of each Portfolio:

        (a) a Custody Account (as defined in Section 15(b) hereof) in the name of Customer for Financial Assets, which shall, except as modified by Section 15(d) hereof, mean stocks, shares, bonds, debentures, notes, mortgages or other obligations for the payment of money, bullion, coin and any certificates, receipts, warrants or other instruments representing rights to receive, purchase or subscribe for the same or evidencing or representing any other rights or interests therein and other similar property whether certificated or uncertificated as may be received by Bank or its Subcustodian (as defined in Section 3 hereof) for the account of Customer, including as an "Entitlement Holder" as defined in Section 15(c) hereof); and

        (b) an account in the name of Customer ("Deposit Account") for any and all cash in any currency received by Bank or its Subcustodian for the account of Customer, which cash shall not be subject to withdrawal by draft or check.

        Customer warrants its authority to: 1) deposit the cash and Financial Assets (collectively "Assets") received in the Accounts and 2) give Instructions (as defined in Section 11 hereof) concerning the Accounts. Bank may deliver Financial Assets of the same class and denomination in place of those deposited in the appropriate Custody Account.

        Upon written  agreement between Bank and Customer,  additional  Accounts
may  be  established  and  separately   accounted  for  as  additional  Accounts
hereunder.

2. MAINTENANCE OF FINANCIAL ASSETS AND CASH AT BANK AND SUBCUSTODIAN LOCATIONS.

        Unless Instructions  specifically require another location acceptable to
Bank:

        (a) Financial Assets shall be held in the country or other jurisdiction in which the principal trading market for such Financial Assets is located, where such Financial Assets are to be presented for payment or where such Financial Assets are acquired; and

        (b) Cash shall be credited to an account in a country or other jurisdiction in which such cash may be legally deposited or is the legal currency for the payment of public or private debts.


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        Cash  may be  held  pursuant  to  Instructions  in  either  interest  or non-interest  bearing accounts as may be available for the particular  currency.
To  the  extent   Instructions   are  issued  and  Bank  can  comply  with  such
Instructions, Bank is authorized to maintain cash balances on deposit for Customer with itself or one of its "Affiliates" at such reasonable rates of interest as may from time to time be paid on such accounts, or in non-interest bearing accounts as Customer may direct, if acceptable to Bank. For purposes hereof, the term "Affiliate" shall mean an entity controlling, controlled by, or under common control with, Bank, provided that Affiliates will qualify as Eligible Foreign Custodians pursuant to Rule 17f-5 under the Investment Company Act of 1940, as amended ("1940 Act") if holding Foreign Assets as defined by that rule.

        If Customer wishes to have any of its Assets held in the custody of an institution other than the established Subcustodians as defined in Section 3 (or their securities depositories), such arrangement must be authorized by a written agreement, signed by Bank and Customer.

3. SUBCUSTODIANS AND SECURITIES DEPOSITORIES.

        Bank may act hereunder through the subcustodians listed in Schedule A hereof with which Bank has entered into subcustodial agreements ("Subcustodians"). Customer authorizes Bank to hold Assets in the Accounts in accounts which Bank has established with one or more of its branches or Subcustodians, in conformity with all applicable requirements of Rule 17f-5 under the 1940 Act. Bank and Subcustodians are authorized to hold any of the Financial Assets in their account with any securities depository in which they participate.

        Bank reserves the right to add new, replace or remove Subcustodians. Customer shall be given notice as soon as reasonably possible by Bank of any amendment to Schedule A. Upon request by Customer, Bank shall identify the name, address and principal place of business of any Subcustodian of Customer's Assets and the name and address of the governmental agency or other regulatory authority that supervises or regulates such Subcustodian.

4. USE OF SUBCUSTODIAN.

        (a) Bank shall identify the Assets on its books as belonging to Customer.

        (b) A Subcustodian shall hold such Assets together with assets belonging to other customers of Bank in accounts identified on such Subcustodian's books as custody accounts for the exclusive benefit of customers of Bank.

        (c) Assets held by Bank or a Subcustodian in a Custody Account shall be segregated at all times from Bank's or Subcustodian's proprietary assets, and on Bank's or Subcustodian's records segregated from the assets of any other account holder for which Bank or Subcustodian serves as custodian in any other capacity. Any Financial Assets in the Accounts held by a Subcustodian shall be subject only to the instructions of Bank or its agent. Any Financial Assets held in a securities depository for the account of a Subcustodian shall be subject only to the instructions of such Subcustodian.

        (d) Any agreement Bank enters into with a Subcustodian for holding Bank's customers' assets shall provide (i) for indemnification or insurance arrangements (or any combination of the foregoing) such that the Trust and its Portfolios will be adequately protected against the risk of loss of the Assets held in accordance with such agreement; (ii) that such assets shall not be subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws; (iii) that the beneficial ownership of such assets shall be freely transferable without the payment of money or value other than for safe custody or administration; (iv) that adequate records will


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be  maintained  identifying  the  Assets as  belonging  to Bank on behalf of its customers, or as being held by a third party for the benefit of Bank on behalf of its customers; (v) that the Trust's independent public accountants will be given access to those records or confirmation of contents of those records; and
(vi) that Bank will receive periodic reports with respect to the safekeeping of the Assets, including but not limited to, notification of any transfer of the Assets to or from the account of a Portfolio or a third party account containing Assets held for the benefit of a Portfolio. Where Securities are deposited by a Subcustodian with a securities depository, Bank shall cause the Subcustodian to identify on its books as belonging to Bank, as agent, the Securities shown on the Subcustodian's account on the books of such securities depository. The foregoing shall not apply to the extent of any special agreement or arrangement made by Customer with any particular Subcustodian.

5.      DEPOSIT ACCOUNT TRANSACTIONS.

        (a) Bank or its Subcustodians shall make payments from the Deposit Account only upon receipt of Instructions, as such term is defined in Section 11 of this Agreement, which include all information required by Bank.

        (b) In the event that any payment to be made under this Section 5 exceeds the funds available in the Deposit Account, Bank, in its discretion, may advance Customer such excess amount which shall be deemed an overdraft advance bearing interest at the rate customarily charged by Bank on similar advances. Bank shall make information regarding any such overdraft available electronically for monitoring on the next business day by providing Customer with electronic access to such information either via the Internet or by other means reasonably acceptable to Customer.

        (c) If Bank credits the Deposit Account on a payable date, or at any time prior to actual collection and reconciliation to the Deposit Account, with interest, dividends, redemptions or any other amount due, Customer shall promptly return any such amount upon oral or written notification: (i) that such amount has not been received in the ordinary course of business or (ii) that such amount was incorrectly credited. If Customer does not promptly return any amount upon such notification, Bank shall be entitled, upon oral or written notification to Customer, to reverse such credit by debiting the Deposit Account for the amount previously credited. Bank or its Subcustodian shall have no duty or obligation to institute legal proceedings, file a claim or a proof of claim in any insolvency proceeding or take any other action with respect to the collection of such amount, but may act for Customer upon Instructions after consultation with Customer.

6.      CUSTODY ACCOUNT TRANSACTIONS.

        (a) Financial Assets shall be transferred, exchanged or delivered by Bank or its Subcustodian on a timely basis upon receipt by Bank of Instructions which include all information required by Bank. Unless Bank receives proper Instructions specifying another mode of settlement and payment, settlement and payment for Financial Assets received for, and delivery of Financial Assets out of, the Custody Account shall be made in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of Financial Assets to a purchaser, dealer or their agents against a receipt with the expectation of collecting payment from the purchaser, dealer or agent to whom the securities were so delivered in the United States and in such other markets where available, on the same day. Delivery of Financial Assets out of the Custody Account may also be made in any manner specifically required by Instructions reasonably acceptable to Bank.

        (b) Bank, in its discretion, may credit or debit the Accounts on a contractual settlement date with cash or Financial Assets with respect to any sale, exchange or purchase of Financial Assets. Otherwise, such transactions shall be credited or debited to the Accounts on the date cash or Financial Assets are actually received by Bank and reconciled to the Account.



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               (i)    Bank may reverse credits or debits made to the Accounts in its discretion if the related transaction fails to settle within a reasonable period, determined by Bank in its discretion, after the contractual settlement date for the related transaction.

               (ii) If any Financial Assets delivered pursuant to this Section 6 are returned by the recipient thereof, Bank may reverse the credits and debits of the particular transaction at any time.

               (iii) Bank shall make information regarding any credits, debits, credit reversals or debit reversals, all as referred to above in this Section 6(b), available electronically for monitoring on the same business day by providing Customer with electronic access to such information via the Internet or by other means reasonably acceptable to Customer.

7.      ACTIONS OF BANK.

        Bank shall follow Instructions received regarding Assets held in the Accounts. However, until it receives Instructions to the contrary, Bank shall:

        (a) Collect on a timely basis and/or receive all income, dividends and other payments payable on the Assets to which the Portfolios are entitled either by law or pursuant to custom in the securities business, and (except as hereinafter set forth in the section entitled "Miscellaneous") to credit such payments to the Deposit Account of the appropriate Portfolio as designated by Customer to receive all sums collected in respect of transactions to the Custody Account.

        (b) Present for payment any Financial Assets which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation, to the extent that Bank or Subcustodian is actually aware of such opportunities, subject to the Bank's obligations pursuant to the Domestic and Global Special Terms and Conditions Rider to follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets.

        (c)  Execute  in  the  name  of  Customer   such   ownership  and  other
certificates  as may be  required  to obtain  payments  in respect of  Financial
Assets.

        (d)  Exchange  interim  receipts  or  temporary   Financial  Assets  for
definitive Financial Assets.

        (e) Appoint brokers and agents for any transaction involving the Financial Assets, including, without limitation, Affiliates of Bank or any Subcustodian, in accordance with accepted industry practices in the relevant market.

        (f) Issue statements to Customer, at times mutually agreed upon, identifying the Assets in the Accounts, provided that periodic statements shall be rendered to Customer as Customer may reasonably require, but not less frequently than monthly.

        (g) Upon receipt of Instruction from the Trust or Customer, to pay or cause to be paid bills, statements, or other obligations of the Customer, insofar as funds are available for such payments.

        (h) Use reasonable efforts to maintain records sufficient to enable Customer to determine and verify information concerning the custody of Assets.



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

        Bank shall at all times maintain proper books and records that shall identify the Assets as belonging to the appropriate Portfolio. Bank's books and records relating to the Custody Account shall be available for inspection upon reasonable notice to Bank during Bank's regular business hours by duly authorized officers, employees or agents of Customer, or by legally authorized regulatory officials who are then in the process of reviewing the Trust's or the Customer's financial affairs upon proof to Bank of such official status.

        Bank agrees to furnish, upon Customer's request or at the request of any regulatory authority of any jurisdiction in which Customer is authorized to do business, a verification certificate in sufficient detail to permit adequate identification of the securities belonging to each Portfolio and held by Bank under the terms of this Agreement. Such certificate must be signed by a responsible Bank official and furnished to the requestor, with a copy to Customer if the requestor is a regulatory authority.

        Bank shall send Customer an advice or notification of any transfers of Assets to or from the Accounts. Such statements, advices or notifications shall indicate the identity of the entity having custody of the Assets. Unless Customer sends Bank a written exception or objection to any Bank statement within ninety (90) days of receipt, Customer shall be deemed to have approved such statement, provided, however, that any matter that could not have reasonably been known to Customer or its agents during the 90 day period shall survive past that time limit, and Customer shall have available to it all legal remedies with respect to any matter set forth in or reasonably implied from the statement. In such event, or where Customer has otherwise approved any such statement, Bank shall, to the extent permitted by law, be released, relieved and discharged with respect to all matters set forth in such statement or reasonably implied therefrom.

        All collections of funds or other property paid or distributed in respect of Financial Assets in the Custody Account shall be made at the risk of Customer. Bank shall have no liability for any loss occasioned by delay in the actual receipt of notice by Bank or by its Subcustodians of any payment, redemption or other transaction regarding Financial Assets in the Custody Account in respect of which Bank has agreed to take any action hereunder.

        Bank shall perform all of its duties in a timely manner. What constitutes timeliness in connection with a particular action will be determined by the standards of the industry in the relevant market as they apply to the specific type of transaction in question and taking into account relevant facts and circumstances.

8.      CORPORATE ACTIONS; PROXIES; TAX RECLAIMS.

        (a) CORPORATE ACTIONS. Bank shall subscribe to and monitor information through sources as it deems necessary to follow coupon payments, redemptions, exchanges or similar matters and will advise Customer of rights issued, tender offers or any other discretionary rights with respect to securities. Whenever Bank receives information concerning the Financial Assets which requires discretionary action by the beneficial owner of the Financial Assets (other than a proxy), such as subscription rights, bonus issues, stock repurchase plans and rights offerings, or legal notices or other material intended to be transmitted to securities holders ("Corporate Actions"), Bank shall give Customer notice of such Corporate Actions to the extent that Bank's central corporate actions department has actual knowledge of a Corporate Action in time to notify its customers.

        When a rights entitlement or a fractional interest resulting from a rights issue, stock dividend, stock split or similar Corporate Action is received which bears an expiration date, Bank shall use its reasonable best efforts to obtain Instructions from Customer or its Authorized Person (as defined in Section 10 hereof), but if Instructions are not received in time for Bank to take timely action, or actual notice of such Corporate Action was received too late to seek Instructions, Bank is authorized to sell such rights entitlement or fractional interest and to credit the Deposit Account with the proceeds or take any other action it deems, in good faith, to be appropriate in which case it shall be held harmless for any such action.



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        (b) PROXY VOTING.  Bank shall provide proxy voting services,  if elected by Customer, in accordance with the terms of the proxy voting services rider hereto. Proxy voting services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be Affiliates of Bank).

        (c)    TAX RECLAIMS.

        (i) Subject to the provisions hereof, Bank shall apply for a reduction of withholding tax and any refund of any tax paid or tax credits which apply in each applicable market in respect of income payments on Financial Assets for Customer's benefit which Bank believes may be available to Customer.

        (ii) The provision of tax reclaim services by Bank is conditional upon Bank's receiving from Customer or, to the extent the Financial Assets are beneficially owned by others (but not including underlying mutual fund shareholders), from each beneficial owner, A) a declaration of the beneficial owner's identity and place of residence and (B) certain other documentation (PRO FORMA copies of which are available from Bank). Customer acknowledges that, if Bank does not receive such declarations, documentation and information, Bank shall be unable to provide tax reclaim services.

        (iii) Bank shall not be liable to Customer or any third party for any taxes, fines or penalties payable by Bank or Customer, and shall be indemnified accordingly, whether these result from the inaccurate completion of documents by Customer or any third party, or as a result of the provision to Bank or any third party of inaccurate or misleading information or the withholding of material information by Customer or any other third party, or as a result of any delay of any revenue authority or any other matter beyond Bank's control.

        (iv) Bank shall perform tax reclaim services only with respect to taxation levied by the revenue authorities of the countries notified to Customer from time to time and Bank may, by notification in writing, at Bank's absolute discretion, supplement or amend the markets in which tax reclaim services are offered. Other than as expressly provided in this sub-clause, Bank shall have no responsibility with regard to Customer's tax position or status in any jurisdiction.

        (v) Customer confirms that Bank is authorized to disclose any information requested by any revenue authority or any governmental body in relation to Customer or the securities and/or cash held for Customer.

        (vi) Tax reclaim services may be provided by Bank or, in whole or in part, by one or more third parties appointed by Bank (which may be
        Bank's  affiliates);   provided  that  Bank  shall  be  liable  for  the
        performance of any such third party to the same extent as Bank would have been if Bank had performed such services.

        (d)    TAX OBLIGATIONS.

        (i) Customer confirms that Bank is authorized to deduct from any cash received or credited to the Deposit Account any taxes or levies required by any revenue or governmental authority for whatever reason in respect of the Custody Account.

        (ii) If Bank does not receive appropriate declarations, documentation and information then additional United Kingdom taxation shall be deducted from all income received in respect of the Financial Assets issued outside the United Kingdom and any applicable United States


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

        withholding tax shall be deducted from income received from the Financial Assets. Customer shall provide to Bank such documentation and information as Bank may require in connection with taxation, and warrants that, when given, this information shall be true and correct in every respect, not misleading in any way, and contain all material information. Customer undertakes to notify Bank immediately if any such information requires updating or amendment.

        (iii) Customer shall be responsible for the payment of all taxes relating to the Financial Assets in the Custody Account, and Customer agrees to pay, indemnify and hold Bank harmless from and against any and all liabilities, penalties, interest or additions to tax with respect to or resulting from any delay in, or failure by, Bank (1) to pay, withhold or report any U.S. federal, state or local taxes or foreign taxes imposed on, or (2) to report interest, dividend or other income paid or credited to the Deposit Account, whether such failure or delay by Bank to pay, withhold or report tax or income is the result of (x) Customer's failure to comply with the terms of Sections 8(c) and (d), or (y) Bank's own acts or omissions; provided however, Customer shall not be liable to Bank for any penalty or additions to tax due as a result of Bank's failure to pay, withhold or report tax or to report interest, dividend or other income paid or credited to the Deposit Account solely as a result of Bank's negligent acts or omissions.

9.      NOMINEES.

        Financial Assets which are ordinarily held in registered form may be registered in the name of Customer or in a nominee name of Bank, Subcustodian or securities depository, as directed by Customer. Bank may with notice to and consent by Customer cause any such Financial Assets to cease to be registered in the name of any such nominee and to be registered in the name of Customer. In the event that any Financial Assets registered in a nominee name are called for partial redemption by the issuer, Bank may allot the called portion to the respective beneficial holders of such class of security in any manner Bank deems to be fair and equitable. Customer shall hold Bank, Subcustodians, and their respective nominees harmless from any liability arising directly or indirectly from their status as a mere record holder of Financial Assets in the Custody Account.

10.     AUTHORIZED PERSONS.

        As used herein, the term "Authorized Person" means officers, employees or agents including investment managers as have been (i) authorized by or in accordance with a corporate resolution of Customer delivered to Bank or (ii) described as authorized in a certificate delivered to Bank by Customer's Secretary or an Assistant Secretary or similar officer of Customer to act on behalf of Customer hereunder. Such persons shall continue to be Authorized Persons until such time as Bank receives Instructions from Customer or its designated agent that any such employee or agent is no longer an Authorized Person.

11.     INSTRUCTIONS.

        The term "Instructions" means instructions of any Authorized Person(s) received by Bank, via telephone, telex, facsimile transmission, bank wire or other teleprocess or electronic instruction or trade information system acceptable to Bank and Customer which Bank believes in good faith to have been given by Authorized Persons or which are transmitted with proper testing or authentication pursuant to terms and conditions which Bank may specify. Bank may rely and act upon written instructions when bearing or purporting to bear the facsimile signature of any Authorized Person if such facsimile signature or signatures resemble(s) the facsimile specimen or specimens from time to time furnished to Bank by any Authorized Person, or by Customer's Secretary or an Assistant Secretary or similar officer of Customer in writing, addressed to Bank, indicating that the signatures are those belonging to persons authorized to give instructions with respect to the Portfolios. Unless otherwise expressly


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provided,  all  Instructions  shall  continue  in full  force and  effect  until canceled or superseded. The term "Instructions" includes, without limitation, instructions to sell, assign, transfer, deliver, purchase or receive for the Custody Account, any and all stocks, bonds and other Financial Assets or to transfer funds in the Deposit Account.

        Any Instructions delivered to Bank by telephone shall promptly thereafter be confirmed in writing by an Authorized Person (which confirmation may bear the facsimile signature of such Person), but Customer shall hold Bank harmless for the failure of an Authorized Person to send such confirmation in writing, the failure of such confirmation to conform to the telephone instructions received or Bank's failure to produce such confirmation at any subsequent time. Bank shall promptly notify Customer of any discrepancies between oral and written instructions, the lack of a valid signature, and with respect to Instructions Bank chooses not to follow. Bank and Customer may electronically record any Instructions given by telephone, and any other telephone discussions with respect to the Custody Account. Customer shall take reasonable steps to safeguard any testkeys, identification codes or other security devices which Bank shall make available to Customer or its Authorized Persons.

12.     STANDARD OF CARE; LIABILITIES.

        (a) Bank shall be responsible for the performance of only such duties as are set forth herein or expressly contained in Instructions which are consistent with the provisions hereof as follows:

               (i) Except as provided below, Bank shall be obligated to indemnify Customer for any loss of Assets credited to the Accounts resulting from (x) the negligence or willful misconduct of Bank or any officers, employees or agents retained by Bank to hold such Assets or (y) the burglary, robbery, hold-up, theft or mysterious disappearance, including loss by damage or destruction. In the event of a loss of Assets in any Account for which Bank is required to indemnify Customer pursuant to the immediately preceding sentence, at Bank's option, Bank shall promptly replace such Assets (by among other means posting appropriate security or bond with the issuer(s) of such Assets and obtaining their reissue) or the value thereof (determined based upon the market value of the Assets which are the subject of such loss as of the date of discovery of such loss) and the value of any loss of rights or privileges resulting from the loss of such securities. The foregoing indemnity shall be Bank's exclusive liability to Customer for Bank's loss of Assets from any Account. Bank shall be responsible as a professional custodian for the Assets for exercising good faith and reasonable care in carrying out Bank's duties and obligations under this Agreement. In respect of all Bank's other duties and obligations pursuant to the terms of this Agreement, Bank shall be liable to Customer only to the extent of Customer's direct damages suffered or incurred as a result of any act or omission of Bank or Bank's officers, employees or agents which constitutes negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall Bank be liable to Customer under this Agreement for special, indirect or consequential loss or damage of any kind whatsoever, whether or not Bank is advised as to the possibility of such loss or damage and regardless of the form of action in which such loss or damage may be claimed.

               (ii) Notwithstanding any other provisions of this Agreement, Bank's responsibilities in holding Assets with a Subcustodian shall be limited to the exercise of good faith and reasonable care as a professional custodian for the Assets with respect to its obligations hereunder. Bank shall be liable to Customer for any loss which shall occur as the result of the failure of a Subcustodian to exercise reasonable care with respect to the safekeeping of such Assets where such loss results directly: (A) from the failure by the Subcustodian to use reasonable care in the provision of custodial services by it in accordance with the standards prevailing in its local market or (B) from the willful default, willful misconduct or negligence of such Subcustodian in the provision of custodial services by it or any officers, employees or agents retained by such Subcustodian to provide any part of such services; or (C) from the burglary, robbery, hold-up, theft or mysterious disappearance of Assets, including loss by damage or destruction. In the event of any loss to Customer which is compensable hereunder (I.E. a loss arising by reason of willful misconduct or the failure of Bank or its Subcustodian to use good faith and reasonable care), Bank shall be liable to Customer only to the extent of Customer's actual damages, to be determined based on the market value of the property which is the subject of the loss at the date of discovery of such loss and without reference to any special conditions or circumstances. Bank shall have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, lost profits) suffered by Customer in connection with the transactions and services contemplated hereby and the relationship established hereby even if Bank has been advised as to the possibility of the same and regardless of the form of the action.

               (iii) As long as Bank shall have been in compliance with its obligations under Rule 17f-5 under the 1940 Act to determine that each Subcustodian listed on Schedule A has the requisite financial strength for the Assets, Bank shall not be responsible for the insolvency of any Subcustodian which is not a branch or Affiliate of Bank, except, however, that Bank will be responsible for the insolvency of any Subcustodian which it appoints if such appointment was made negligently or in bad faith. Bank shall not be responsible for any act, omission, default or the solvency of any broker or agent which it or a Subcustodian appoints unless such appointment was made negligently or in bad faith.

               (iv) (A) Customer shall indemnify and hold Bank and its directors, officers, agents and employees (collectively the "Indemnitees") harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees ("Losses") that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank's performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

               (v) Customer shall pay for and hold Bank harmless from any liability or loss resulting from the imposition or assessment of any taxes or other governmental charges, and any related expenses, with respect to income from or Assets in the Accounts.

               (vi) In connection with the operation of this Agreement, Bank shall be entitled to rely, and may act, upon the advice of counsel (who may be counsel for Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

               (vii) Bank need not maintain any insurance for the benefit of Customer. Bank represents, however, that it maintains Bankers' Blanket Bond insurance which includes: (A) fidelity insurance and non negligent loss coverage for Bank's employees and loss of property through any dishonest act of Bank's employees, and loss through robbery, burglary, theft or mysterious disappearance while on Bank's premises or while in transit in the custody of Bank's employees, and (B) fidelity and non negligent loss coverage for Assets which may be held by Custodians. Customer understands that Bank maintains such insurance in respect of its activities as a securities custodian. Bank shall provide to

               Customer a description of the Fidelity and other insurance coverage it maintains for its benefit in respect of the assets it holds in custody for others, upon request by Customer. The Bank agrees that if at any time it for any reason discontinues such coverage, it shall immediately give sixty (60) days' prior written notice to the Customer.

               (viii) Without limiting the foregoing, Bank shall not be liable for any loss which results from: 1) the general risk of investing, or 2) investing or holding Assets in a particular country including, but not limited to, losses resulting from malfunction, interruption of or error in the transmission of information caused by any machines or system or interruption of communication facilities beyond the control of Bank, abnormal operating conditions, nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency restrictions, devaluations or fluctuations; and market conditions which prevent the orderly execution of securities transactions or affect the value of Assets. Nothing in this paragraph shall limit the Bank from maintaining commercially reasonable back-up systems.

               (ix) Neither party shall be liable to the other for any loss due to forces beyond their control including, but not limited to strikes or work stoppages, acts of war (whether declared or undeclared) or terrorism, insurrection, revolution, nuclear fusion, fission or radiation, or acts of God.

               (x) In the event Bank is unable to substantially perform for any of the reasons described in paragraphs (viii) and (ix), Bank shall so notify Customer as soon as reasonably practicable.

        (b)  Consistent  with and without  limiting the first  paragraph of this
Section 12, it is specifically acknowledged that Bank shall have no duty or responsibility to:

               (i) supervise or make recommendations with respect to investments or the retention of Financial Assets;

               (ii) advise Customer or an Authorized Person regarding any default in the payment of principal or income of any security in the Custody Account other than as provided in Section 5(c) hereof;

               (iii) evaluate or report to Customer or an Authorized Person regarding the financial condition of any broker, agent or other party (other than a Subcustodian) to which Financial Assets are delivered or payments are made pursuant hereto; and

               (iv) review or reconcile trade confirmations received from brokers. Customer or its Authorized Persons issuing Instructions shall bear any responsibility to review such confirmations against Instructions issued to and statements issued by Bank.

        (c) Customer authorizes Bank to act hereunder notwithstanding that Bank or any of its divisions or Affiliates may have a material interest in a transaction, or circumstances are such that Bank may have a potential conflict of duty or interest including the fact that Bank or any of its Affiliates may provide brokerage services to other customers, act as financial advisor to the issuer of Financial Assets, act as a lender to the issuer of Financial Assets, act in the same transaction as agent for more than one customer, have a material interest in the issue of Financial Assets, or earn profits from any of the activities listed herein.

13.     FEES AND EXPENSES.

        Customer shall pay Bank for its services hereunder the fees set forth in Schedule B hereto or such other amounts as may be agreed upon in writing, together with Bank's reasonable out-of-pocket or incidental expenses. To the extent consistent with applicable law, Bank shall have a lien on and is authorized to charge any Accounts of Customer for any amount owing to Bank under any provision hereof. As provided in Customer's governing instrument, the debts, liabilities, obligations and expenses incurred in connection with Bank's services with respect to a particular Portfolio shall be enforceable against the assets of such Portfolio only, and not against the assets of the Trust generally, any other Portfolio or any trustee or shareholder of the Portfolio.

14.     MISCELLANEOUS.

        (a) FOREIGN EXCHANGE TRANSACTIONS. To facilitate the administration of Customer's trading and investment activity, when instructed by specific or standing Instruction, Bank is authorized to enter into spot or forward foreign exchange contracts with Customer or an Authorized Person for Customer and may also provide foreign exchange through its subsidiaries, Affiliates or Subcustodians. Instructions, may be issued with respect to such contracts but Bank may establish rules or limitations concerning any foreign exchange facility made available. In all cases where Bank, its subsidiaries, Affiliates or Subcustodians enter into a separate master foreign exchange contract with Customer that covers foreign exchange transactions for the Accounts, the terms and conditions of that foreign exchange contract, and to the extent not inconsistent, this Agreement, shall apply to such transactions.

        (b) CERTIFICATION OF RESIDENCY, ETC. Customer certifies that it is a resident of the United States and shall notify Bank of any changes in residency. Bank may rely upon this certification or the certification of such other facts as may be required to administer Bank's obligations hereunder. Customer shall indemnify Bank against all losses, liability, claims or demands arising directly or indirectly from any such certifications.

        (c) ACCESS TO RECORDS. Bank shall allow Customer's independent public accountant reasonable access to the records of Bank relating to Financial Assets as is required in connection with their examination of books and records pertaining to Customer's affairs. Subject only to restrictions under applicable law, Bank shall also obtain an undertaking to permit Customer's independent public accountants reasonable access to the records of any Subcustodian which has physical possession of any Financial Assets as may be required in connection with the examination of Customer's books and records. Upon Customer's reasonable request, Bank shall furnish Customer such reports (or portions thereof) of its systems on internal accounting controls applicable to its duties hereunder. Bank shall endeavor to obtain and furnish Customer with such similar reports as it may reasonably request with respect to each Subcustodian holding Assets.

        (d) GOVERNING LAW; SUCCESSORS AND ASSIGNS; IMMUNITY; CAPTIONS. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN NEW YORK and shall not be assignable by either party, but shall bind the successors in interest of Customer and Bank. To the extent that in any jurisdiction Customer may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, Customer irrevocably shall not claim, and it hereby waives, such immunity. The captions given to the sections and subsections of this Agreement are for convenience of reference only and are not to be used to interpret this Agreement.

        (e) ENTIRE AGREEMENT; APPLICABLE RIDERS. Customer represents that the Assets deposited in the Accounts are (Check one):

        ___ Investment Company assets subject to certain U.S. Securities and Exchange Commission rules and regulations;

        ___ Other (specify)

        This Agreement consists exclusively of this document together with Schedules A and B, Exhibits I - _______ and the following Rider(s) [Check applicable rider(s)]:

        ___ INVESTMENT COMPANY

        ___ PROXY VOTING

        ___ SPECIAL TERMS AND CONDITIONS

        There are no other provisions hereof and this Agreement supersedes any other agreements, whether written or oral, between the parties. Any amendment hereto must be in writing, executed by both parties.

        (f) SEVERABILITY. In the event that one or more provisions hereof are held invalid, illegal or unenforceable in any respect on the basis of any particular circumstances or in any jurisdiction, the validity, legality and enforceability of such provision or provisions under other circumstances or in other jurisdictions and of the remaining provisions shall not in any way be affected or impaired.

        (g) WAIVER. Except as otherwise provided herein, no failure or delay on the part of either party in exercising any power or right hereunder operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise, or the exercise of any other power or right. No waiver by a party of any provision hereof, or waiver of any breach or default, is effective unless in writing and signed by the party against whom the waiver is to be enforced.

        (h) REPRESENTATIONS AND WARRANTIES. (i) Customer hereby represents and warrants to Bank that: (A) it has full authority and power to deposit and control the Financial Assets and cash deposited in the Accounts; (B) it has all necessary authority to use Bank as its custodian; (C) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; (D) it has taken all necessary action to authorize the execution and delivery hereof. (E) it shall have full authority and power to borrow moneys and enter into foreign exchange transactions; and (F) it has not relied on any oral or written representation made by Bank or any person on its behalf, and acknowledges that this Agreement sets out to the fullest extent the duties of Bank. (ii) Bank hereby represents and warrants to Customer that: (A) it has the full power and authority to perform its obligations hereunder, (B) this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and (C) it has taken all necessary action to authorize the execution and delivery hereof.

        (i) Notices. All notices hereunder shall be effective when actually received. Any notices or other communications which may be required hereunder are to be sent to the parties at the following addresses or such other addresses as may subsequently be given to the other party in writing: (a) Bank: The Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, N.Y. 11245, Attention:
Global Investor Services, Investment Management Group; and (b) Customer: EQ Advisors Trust, 1290 Avenue of the Americas, New York, NY 10104 Attn: Funds Management Group.

        (j) TERMINATION. This Agreement may be terminated by Customer or Bank by giving thirty (30) days' written notice to the other, provided that such notice to Bank shall specify the names of the persons to whom Bank shall deliver the Assets in the Accounts. If notice of termination is given by Bank, Customer shall, within thirty (30) days following receipt of the notice, deliver to Bank Instructions specifying the names of the persons to whom Bank shall deliver the Assets. In either case Bank shall deliver the Assets to the persons so specified, after deducting any amounts which Bank determines in good faith to be owed to it under Section 13. If within thirty (30) days following receipt of a notice of termination by Bank, Bank does not receive Instructions from Customer specifying the names of the persons to whom Bank shall deliver the Assets, Bank, at its election, may deliver the Assets to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions hereof, or to Authorized Persons, or may continue to hold the Assets until Instructions are provided to Bank.

        (k) MONEY LAUNDERING. Customer warrants and undertakes to Bank for itself and its agents that all Customer's customers are properly identified in accordance with all applicable U.S. Money Laundering regulations as in effect from time to time.

        (l) IMPUTATION OF CERTAIN INFORMATION. Bank shall not be held responsible for and shall not be required to have regard to information held by any person by imputation or information of which Bank is not aware by virtue of a "Chinese Wall" arrangement. If Bank becomes aware of confidential information which in good faith it feels inhibits it from effecting a transaction hereunder Bank may refrain from effecting it.

        (m) Confidentiality. Bank agrees to treat as confidential all record and other information relating to Customer, its prior, present or future shareholders (to the extent Bank has such information) and its Portfolios. Bank agrees not to disclose such information except when legally required to disclose such information by duly constituted government authorities, or when so requested in writing by Customer. If required to disclose confidential information, Bank will notify Customer in writing.

15.     DEFINITIONS.

        As used herein, the following terms shall have the meaning hereinafter stated:

a) "Certificated Security" shall mean a security that is represented by a certificate.

b) "Custody Account" shall mean each Securities custody account on Bank's records to which Financial Assets are or may be credited pursuant hereto.

c) "Entitlement Holder" shall mean the person on the records of a Securities Intermediary as the person having a Securities Entitlement against the Securities Intermediary.

d) "Financial Asset" shall mean, as the context requires, either the asset itself or the means by which a person's claim to it is evidenced, including a Certificated Security or Uncertificated Security, a security certificate, or a Securities Entitlement. Financial Assets shall not include cash.

e) "Securities" shall mean stocks, bonds, rights, warrants and other negotiable and non-negotiable paper whether issued as Certificated Securities or Uncertificated Securities and commonly traded or dealt in on securities exchanges or financial markets, and other obligations of an issuer, or shares, participations and interests in an issuer recognized in an area in which it is issued or dealt in as a medium for investment and any other property as shall be acceptable to Bank for the Custody Account.

f) "Securities Entitlement" shall mean the rights and property interest of an Entitlement Holder with respect to a Financial Asset as set forth in
        Part 5 of the Uniform Commercial Code.

g) "Securities Intermediary" shall mean Bank, a Subcustodian, a securities depository, and any other financial institution which in the ordinary course of business maintains custody accounts for others and acts in that capacity.

h) "Uncertificated Security" shall mean a security that is not represented by a certificate.

i) "Uniform Commercial Code" shall mean Article 8 of the Uniform Commercial Code of the State of New York, as the same may be amended from time to time.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first-abovewritten.

                                 EQ ADVISORS TRUST



                                 By:    /s/ Peter D. Noris
                                      --------------------------------------
                                 Title:  President and Trustee
                                 Date:  June 4, 2001


                                 THE CHASE MANHATTAN BANK



                                 By:    /s/ John Barry
                                      --------------------------------------
                                 Title:  Vice President
                                 Date:  May 24, 2001

STATE OF NEW YORK            )
                             :  ss.
COUNTY OF NEW YORK           )


        On this 4th day ____ of June, ____ 2001 , personally appeared before me Peter D. Noris, to me known, who was being by me duly sworn, states that he is the President and Trustee of EQ Advisors Trustee, the entity described in and which executed the foregoing instrument.


                                                   /s/ Peter D. Noris
                                            ------------------------------------
                                            Peter D. Noris
                                            President and Trust

Sworn to before me this 4th day of June, 2001.

/s/ Paraskevou Charalambous
------------------------------
Notary Public

STATE OF NEW YORK            )
                                    :  ss.
COUNTY OF NEW YORK           )


        On this day of , 200_ , before me personally came , to me known, who being by me duly sworn, did depose and say that he/she resides in at _____________________________; that he/she is a Vice President of THE CHASE MANHATTAN BANK, the corporation described in and which executed the foregoing instrument; that he/she knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.




Sworn to before me this
day of                 , 200_.



           Notary

              Investment Company Rider to Global Custody Agreement
                      Between The Chase Manhattan Bank and
                                EQ Advisors Trust
                              effective May 1, 2001

The following modifications are made to the Agreement:

        I. Add the  following  after  the  first  sentence  of  Section 3 of the
Agreement:

        At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian (as hereinafter defined) where Bank has not acted as Foreign Custody Manager with respect to the selection thereof. Bank shall notify Customer in the event that it elects to add any such entity.

        II. Add the following language to the end of Section 3 of the Agreement:

        The term Subcustodian as used herein shall mean the following:

        (a) a "U.S. Bank," which shall mean a U.S. bank as defined in rule 17f-5(a)(7) under the 1940 Act; and

        (b)  an  "Eligible  Foreign   Custodian,"  which,  as  defined  in  rule
        17f-5(a)(1) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the laws of a country other than the United States. In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC.

        The  term  "securities   depository"  as  used  herein  shall  mean  the
        following, when referring to a securities depository located:

        (a) outside the U.S., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(1)(i)-(vi) and applicable provisions of rule 17f-5 as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in (a)(1)(ii)-(iii) of the 1997 amendments to rule 17f-5; and

        (b) in the U.S., shall mean a "securities depository" as defined in rule 17f-4(a) under the 1940 Act.

        For purposes of provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager. For purposes of clarity, the term Subcustodian shall not include any securities depository."

        III.  Add the  following  language  to the end of the first  sentence of
Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

        IV.  Add a new Section 16 to the Agreement as follows:

        16. Compliance with Securities and Exchange Commission rule 17f-5 ("rule 17f-5").

        (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(1), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule other appropriate SEC action) to hold Customer's Foreign Assets (as that term is defined in rule 17f-5(a)(2)), (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule 17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

        (b) In connection with the foregoing, Bank shall:

        (i) provide written reports notifying Customer's Board, or its designated agent, of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually.

        (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a professional custodian having responsibility for the safekeeping of Foreign Assets would exercise;

        (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(1)(i)-(iv);

        (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2) and will include, at a minimum, the contractual provisions set forth in rule 17f-5(c)(2)(i) or (ii); and

        (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians, in accordance with rule 17f-5(c)(2)(i), and performance of the governing contractual arrangements, in accordance with rule 17f-5(c)(2); it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets.

Subject to (b)(i)-(v) above, Bank, in its capacity as Foreign Custody Manager, is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank.

        (c) Bank represents to Customer that it is a U.S. Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time;
(2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country Risk"); provided that, Country Risk shall not include the failure of an Eligible Foreign Custodian to exercise reasonable care ). Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk.

        (d) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto. Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information.

        V.  Add a new Section 17 to the Agreement as follows:

        17. Compliance with Securities and Exchange Commission rule 17f-7 ("rule 17f-7").

        (a) Bank shall, for consideration by Customer, provide an analysis in accordance with rule 17f-7(a)(1)(i)(A) of the Country Risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. Bank will also inform Customer whether holding assets in a particular Eligible Securities Depository is voluntary or compulsory. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks.

        (b) Bank shall exercise such reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above as a professional custodian having responsibility for the safekeeping of Foreign Assets would exercise.

        (c) Based on the information available to it in the exercise of reasonable care, prudence and diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible. (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix 1-B hereto, and as the same may be amended on notice to Customer from time to time.)

                                  Appendix 1-A

                       Information Regarding Country Risk


        1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information:

        A      Opinions of local counsel concerning:

        i. Whether applicable foreign law would restrict the access afforded Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country.

        ii. Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the bankruptcy of an Eligible Foreign Custodian located in that country.

        iii. Whether applicable foreign law would restrict the Customer's ability to recover assets that are lost while under the control of an Eligible Foreign Custodian located in the country.

        B.     Written information concerning:

        i. The likelihood of expropriation, nationalization, freezes, or confiscation of Customer's assets.

        ii. Whether difficulties in converting Customer's cash and cash equivalents to U.S. dollars are reasonably foreseeable.

        C.     A market report with respect to the following topics:

        (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depository evaluation), if any.

        2. Bank shall furnish the following additional information:

            Market flashes, including with respect to changes in the information in market reports.

[LOGO] JPMORGAN
------------------------------------------------------------------------------------------------------------------------------------

                                                      SUB-CUSTODIAN EMPLOYED BY

                                               THE CHASE MANHATTAN BANK, GLOBAL CUSTODY


COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK
ARGENTINA                      The Chase Manhattan Bank                            BANCO GENERALE DE NEGOCIOS
                               Arenales 707, 5th Floor                             BUENOS AIRES
                               1061 Buenos Aires
                               ARGENTINA

                               Citibank, N.A.                                      BANCO GENERALE DE NEGOCIOS
                               Bartolome Mitre 530                                 BUENOS AIRES
                               1036 Buenos Aires
                               ARGENTINA


AUSTRALIA                      The Chase Manhattan Bank                            AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD.
                               Level 37                                            MELBOURNE
                               AAP Center
                               259, George Street
                               Sydney NSW 2000
                               AUSTRALIA


AUSTRIA                        Bank Austria AG                                     CHASE MANHATTAN BANK AG
                               Julius Tandler Platz - 3                            FRANKFURT
                               A-1090 Vienna
                               AUSTRIA


BAHRAIN                        HSBC Bank Middle East                               NATIONAL BANK OF BAHRAIN
                               PO Box 57                                           MANAMA
                               Manama, 304
                               BAHRAIN


BANGLADESH                     Standard Chartered Bank                             STANDARD CHARTERED BANK
                               18-20 Motijheel C.A.                                DHAKA
                               Box 536,
                               Dhaka-1000
                               BANGLADESH


BELGIUM                        Fortis Bank N.V.                                    CHASE MANHATTAN BANK AG
                               3 Montagne Du Parc                                  FRANKFURT
                               1000 Brussels
                               BELGIUM

Correspondent banks are listed for information only.                                                                April 11, 2001




COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

BERMUDA                        The Bank of Bermuda Limited                         THE BANK OF BERMUDA LTD
                               6 Front Street                                      HAMILTON
                               Hamilton HMDX
                               BERMUDA


BOTSWANA                       Barclays Bank of Botswana Limited                   BARCLAYS BANK OF BOTSWANA LTD
                               Barclays House, Khama Crescent                      GABORONE
                               Gaborone
                               BOTSWANA


BRAZIL                         Citibank, N.A.                                      CITIBANK, N.A..
                               Avenida Paulista, 1111                              SAO PAULO
                               Sao Paulo, SP 01311-920
                               BRAZIL

                               BankBoston, N.A.                                    BANKBOSTON, N.A.
                               Rua Libero Badaro, 425-29 andar                     SAO PAULO
                               Sao Paulo - SP 01009-000
                               BRAZIL


BULGARIA                       ING Bank N.V.                                       ING BANK N.V.
                               Sofia Branch                                        SOFIA
                               7 Vassil Levski Street
                               1000 Sofia
                               BULGARIA


CANADA                         Canadian Imperial Bank of Commerce                  ROYAL BANK OF CANADA
                               Commerce Court West                                 TORONTO
                               Security Level
                               Toronto, Ontario M5L 1G9
                               CANADA

                               Royal Bank of Canada                                ROYAL BANK OF CANADA
                               200 Bay Street, Suite 1500                          TORONTO
                               15th Floor
                               Royal Bank Plaza, North Tower
                               Toronto
                               Ontario M5J 2J5
                               CANADA


CHILE                          Citibank, N.A.                                      CITIBANK, N.A.
                               Avda. Andres Bello 2687                             SANTIAGO
                               3rd and 5th Floors
                               Santiago
                               CHILE

Correspondent banks are listed for information only.                                                                April 11, 2001

                                                               2


COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

CHINA - SHANGHAI               The Hongkong and Shanghai Banking                   CITIBANK, N.A.
                               Corporation Limited                                 NEW YORK
                               34/F, Shanghai Senmao International Building
                               101 Yin Cheng East Road
                               Pudong
                               Shanghai 200120
                               THE PEOPLE'S REPUBLIC OF CHINA


CHINA - SHENZHEN               The Hongkong and Shanghai Banking                   THE CHASE MANHATTAN BANK
                               Corporation Limited                                 HONG KONG
                               1st Floor
                               Century Plaza Hotel
                               No.1 Chun Feng Lu
                               Shenzhen
                               THE PEOPLE'S REPUBLIC OF CHINA


COLOMBIA                       Cititrust Colombia S.A.                             CITITRUST COLOMBIA S.A. SOCIEDAD FIDUCIARIA
                               Sociedad Fiduciaria                                 SANTA FE DE BOGOTA
                               Carrera 9a No 99-02
                               First Floor
                               Santa Fe de Bogota, D.C.
                               COLOMBIA


CROATIA                        Privredna banka Zagreb d.d.                         PRIVREDNA BANKA ZAGREB D.D.
                               Savska c.28                                         ZAGREB
                               10000 Zagreb
                               CROATIA


CYPRUS                         The Cyprus Popular Bank Ltd.                        CYPRUS POPULAR BANK
                               154 Limassol Avenue                                 NICOSIA
                               P.O. Box 22032
                               CY-1598 Nicosia,
                               CYPRUS


CZECH REPUBLIC                 Ceskoslovenska Obchodni Banka, A.S.                 CESKOSLOVENSKA OBCHODNI BANKA, A.S
                               Na Prikope 14                                       PRAGUE
                               115 20 Prague 1
                               CZECH REPUBLIC


DENMARK                        Danske Bank A/S                                     UNIBANK A/S
                               2-12 Holmens Kanal                                  COPENHAGEN
                               DK 1092 Copenhagen K
                               DENMARK


Correspondent banks are listed for information only.                                                                April 11, 2001

                                                               3



COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

ECUADOR                        Citibank, N.A.                                      CITIBANK, N.A.
                               Av. Republica de El Salvador y                      QUITO
                               Naciones Unidas (Esquina)
                               Quito
                               ECUADOR


EGYPT                          Citibank, N.A.                                      CITIBANK, N.A.
                               4 Ahmed Pasha Street                                CAIRO
                               Garden City
                               Cairo
                               EGYPT


ESTONIA                        Hansabank                                           ESTI UHISPANK
                               Liivalaia 8                                         TALLINN
                               EE0001 Tallinn
                               ESTONIA


FINLAND                        Merita Bank Plc                                     CHASE MANHATTAN BANK AG
                               2598 Custody Services                               FRANKFURT
                               Aleksis Kiven Katu 3-5
                               FIN-00020 MERITA, Helsinki
                               FINLAND


FRANCE                         BNP PARIBAS S.A.                                    CHASE MANHATTAN BANK AG
                               Ref 256                                             FRANKFURT
                               BP 141
                               3, Rue D'Antin
                               75078 Paris
                               Cedex 02
                               FRANCE

                               Societe Generale                                    CHASE MANHATTAN BANK AG
                               50 Boulevard Haussman                               FRANKFURT
                               75009 Paris
                               FRANCE

                               Credit Agricole Indosuez                            CHASE MANHATTAN BANK AG
                               96 Blvd. Haussmann                                  FRANKFURT
                               75008 Paris
                               FRANCE


GERMANY                        Dresdner Bank AG                                    CHASE MANHATTAN BANK AG
                               Juergen-Ponto-Platz 1                               FRANKFURT
                               60284 Frankfurt/Main
                               GERMANY


Correspondent banks are listed for information only.                                                                April 11, 2001



                                                                 4

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

GHANA                          Barclays Bank of Ghana Limited                      BARCLAYS BANK OF GHANA LTD
                               Barclays House, High Street                         ACCRA
                               Accra
                               GHANA


GREECE                         HSBC Bank plc                                       CHASE MANHATTAN BANK AG
                               1, Kolokotroni Street                               FRANKFURT
                               105 62 Athens
                               GREECE


HONG KONG                      The Hongkong and Shanghai Banking                   THE CHASE MANHATTAN BANK
                               Corporation Limited                                 HONG KONG
                               36th Floor, Sun Hung Kai Centre
                               30 Harbour Road
                               Wan Chai
                               HONG KONG


HUNGARY                        Citibank Rt.                                        CITIBANK RT.
                               Szabadsag ter 7-9                                   BUDAPEST
                               H-1051 Budapest V
                               HUNGARY


INDIA                          The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               Sudam Kalu Ahire Marg, Worli                        MUMBAI
                               Mumbai 400 025
                               INDIA

                               Deutsche Bank AG                                    DEUTSCHE BANK AG
                               Kodak House                                         MUMBAI
                               222 D.N. Road, Fort
                               Mumbai 400 001
                               INDIA

                               Standard Chartered Bank                             STANDARD CHARTERED BANK
                               Phoenix Centre, Phoenix Mills Compound              MUMBAI
                               Senapati Bapat Marg, Lower Parel
                               Mumbai 400 013
                               INDIA


INDONESIA                      The Hongkong and Shanghai Banking                   STANDARD CHARTERED BANK
                               Corporation Limited                                 JAKARTA
                               World Trade Center
                               Jl. Jend Sudirman Kav. 29-31
                               Jakarta 10023
                               INDONESIA


Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 5

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               Standard Chartered Bank                             STANDARD CHARTERED BANK
                               Jl. Jend Sudirman Kav. 33-A                         JAKARTA
                               Jakarta 10220
                               INDONESIA


IRELAND                        Bank of Ireland                                     CHASE MANHATTAN BANK AG
                               International Financial Services Centre             FRANKFURT
                               1 Harbourmaster Place
                               Dublin 1
                               IRELAND

                               Allied Irish Banks, p.l.c.                          CHASE MANHATTAN BANK AG
                               P.O. Box 518                                        FRANKFURT
                               International Financial Services Centre
                               Dublin 1
                               IRELAND


ISRAEL                         Bank Leumi le-Israel B.M.                           BANK LEUMI LE-ISRAEL B.M.
                               35, Yehuda Halevi Street                            TEL AVIV
                               61000 Tel Aviv
                               ISRAEL


ITALY                          BNP PARIBAS S.A.                                    CHASE MANHATTAN BANK AG
                               2 Piazza San Fedele                                 FRANKFURT
                               20121 Milan
                               ITALY


IVORY COAST                    Societe Generale de Banques en Cote                 SOCIETE GENERALE
                               d'Ivoire                                            PARIS
                               5 et 7, Avenue J. Anoma - 01 B.P. 1355
                               Abidjan 01
                               IVORY COAST


JAMAICA                        CIBC Trust and Merchant Bank                        CIBC TRUST AND MERCHANT BANK
                               Jamaica Limited                                     JAMAICA LIMITED
                               23-27 Knutsford Blvd.                               KINGSTON
                               Kingston 10
                               JAMAICA


JAPAN                          The Fuji Bank, Limited                              THE CHASE MANHATTAN BANK
                               6-7 Nihonbashi-Kabutocho                            TOKYO
                               Chuo-Ku
                               Tokyo 103
                               JAPAN


Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 6

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               The Bank of Tokyo-Mitsubishi, Limited               THE CHASE MANHATTAN BANK
                               3-2 Nihombashi Hongkucho 1-chome                    TOKYO
                               Chuo-ku
                               Tokyo 103
                               JAPAN


JORDAN                         Arab Bank Plc                                       ARAB BANK PLC
                               P O Box 950544-5                                    AMMAN
                               Amman
                               Shmeisani
                               JORDAN


KAZAKHSTAN                     ABN AMRO Bank Kazakhstan                            ABN AMRO BANK KAZAKHSTAN
                               45, Khadzhi Mukana Street                           ALMATY
                               480099 Almaty
                               KAZAKHSTAN


KENYA                          Barclays Bank of Kenya Limited                      BARCLAYS BANK OF KENYA LTD
                               c/o Barclaytrust Investment Services                NAIROBI
                               & Limited
                               Mezzanine 3, Barclays Plaza, Loita Street
                               Nairobi
                               KENYA


LATVIA                         A/S Hansabanka                                      A/S HANSABANKA
                               Kalku iela 26                                       RIGA
                               Riga, LV 1050
                               LATVIA


LEBANON                        HSBC Bank Middle East                               THE CHASE MANHATTAN BANK
                               Ras-Beirut Branch                                   NEW YORK
                               P.O. Box 11-1380
                               Abdel Aziz
                               Ras-Beirut
                               LEBANON


LITHUANIA                      Vilniaus Bankas AB                                  VILNIAUS BANKAS AB
                               Ukmerges str. 41-106                                VILNIUS
                               LT 2662 Vilnius
                               LITHUANIA


LUXEMBOURG                     Banque Generale du Luxembourg S.A.                  CHASE MANHATTAN BANK AG
                               50 Avenue J.F. Kennedy                              FRANKFURT
                               L-2951
                               LUXEMBOURG



Correspondent banks are listed for information only.                                                                April 11, 2001


                                                                 7

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

MALAYSIA                       The Chase Manhattan Bank (M) Berhad                 THE CHASE MANHATTAN BANK (M) BERHAD
                               Menara Dion, Level 26                               KUALA LUMPUR
                               Jalan Sultan Ismail
                               50250, Kuala Lumpur
                               MALAYSIA

                               HSBC Bank Malaysia Berhad                           HSBC BANK MALAYSIA BERHAD
                               2 Leboh Ampang                                      KUALA LUMPUR
                               50100 Kuala Lumpur
                               MALAYSIA


MAURITIUS                      The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               5/F Les Cascades Building                           PORT LOUIS
                               Edith Cavell Street
                               Port Louis
                               MAURITIUS


MEXICO                         Chase Manhattan Bank Mexico, S.A.                   CHASE MANHATTAN BANK MEXICO, S.A.
                               Torre Optima                                        MEXICO, D.F
                               Paseo de las Palmas #405 Piso 15
                               Lomas de Chapultepec
                               11000 Mexico, D. F.
                               MEXICO

                               Citibank Mexico, S.A.                               CITIBANK MEXICO, S.A.
                               Paseo de la Reforma 390                             MEXICO, D.F
                               06695 Mexico, D.F.
                               MEXICO


MOROCCO                        Banque Commerciale du Maroc S.A.                    BANQUE COMMERCIALE DU MAROC S.A.
                               2 Boulevard Moulay Youssef                          CASABLANCA
                               Casablanca 20000
                               MOROCCO


NAMIBIA                        Standard Bank Namibia Limited                       STANDARD CORPORATE & MERCHANT BANK
                               Mutual Platz                                        JOHANNESBURG
                               Cnr. Stroebel and Post Streets
                               P.O.Box 3327
                               Windhoek
                               NAMIBIA


NETHERLANDS                    ABN AMRO N.V.                                       CHASE MANHATTAN BANK AG
                               Kemelstede 2                                        FRANKFURT
                               P. O. Box 3200
                               4800 De Breda
                               NETHERLANDS




Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 8

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               Fortis Bank (Nederland) N.V.                        CHASE MANHATTAN BANK AG
                               55 Rokin                                            FRANKFURT
                               P.O. Box 243
                               1000 AE Amsterdam
                               NETHERLANDS

NEW ZEALAND                    National Nominees Limited                           NATIONAL BANK OF NEW ZEALAND
                               Level 2 BNZ Tower                                   WELLINGTON
                               125 Queen Street
                               Auckland
                               NEW ZEALAND


*NIGERIA*                      Stanbic Merchant Bank Nigeria Limited               STANDARD BANK OF SOUTH AFRICA
                               188 Awolowo Road                                    JOHANNESBURG
                               P.O. Box 54746
                               Falomo, Ikoyi
                               Lagos
                               NIGERIA

                              *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                                   FOR FURTHER INFORMATION.*


NORWAY                         Den norske Bank ASA                                 DEN NORSKE BANK ASA
                               Stranden 21                                         OSLO
                               PO Box 1171 Sentrum
                               N-0107 Oslo
                               NORWAY


OMAN                           HSBC Bank Middle East                               OMAN ARAB BANK
                               Bait Al Falaj Main Office                           MUSCAT
                               Ruwi, Muscat PC 112
                               OMAN


PAKISTAN                       Citibank, N.A.                                      CITIBANK, N.A.
                               AWT Plaza                                           KARACHI
                               I.I. Chundrigar Road
                               Karachi 74200
                               PAKISTAN

                               Deutsche Bank AG                                    DEUTSCHE BANK AG
                               Unitowers                                           KARACHI
                               I.I. Chundrigar Road
                               Karachi 74200
                               PAKISTAN




Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 9

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               Standard Chartered Bank                             STANDARD CHARTERED BANK
                               Box 4896                                            KARACHI
                               Ismail Ibrahim Chundrigar Road
                               Karachi 74200
                               PAKISTAN


PERU                           Citibank, N.A.                                      BANCO DE CREDITO DEL PERU
                               Camino Real 457                                     LIMA
                               Torre Real - 5th Floor
                               San Isidro, Lima 27
                               PERU


PHILIPPINES                    The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               30/F Discovery Suites                               MANILA
                               25 ADB Avenue
                               Ortigas Center
                               Pasig City, Manila
                               PHILIPPINES


POLAND                         Bank Handlowy w. Warszawie S.A.                     BANK ROZWOJU EKSPORTU S.A.
                               ul. Senatorska 16                                   WARSAW
                               00-082 Warsaw
                               POLAND

                               Bank Polska Kasa Opieki S.A.                        BANK ROZWOJU EKSPORTU S.A.
                               11 Lucka street                                     WARSAW
                               00-950 Warsaw
                               POLAND


PORTUGAL                       Banco Espirito Santo e Comercial de                 CHASE MANHATTAN BANK AG
                               Lisboa, S.A.                                        FRANKFURT
                               Rua Mouzinho da Silveira, 36 R/c
                               1250 Lisbon
                               PORTUGAL

                               Banco Comercial Portugues, S.A.                     CHASE MANHATTAN BANK AG
                               Rua Augusta, 62174                                  FRANKFURT
                               1100 Lisbon
                               PORTUGAL


ROMANIA                        ABN AMRO Bank (Romania) S.A.                        ABN AMRO BANK (ROMANIA) S.A.
                               World Trade Centre Building-E, 2nd Floor            BUCHAREST
                               Bld. Expozitiei Nr. 2
                               78334 Bucharest 1
                               ROMANIA




Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 10

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               ING Bank N.V.                                       ING BANK N.V.
                               13-15 Kiseleff Blvd                                 BUCHAREST
                               Bucharest 1
                               ROMANIA


*RUSSIA*                       Chase Manhattan Bank International                  THE CHASE MANHATTAN BANK
                               1st Tverskaya - Yamskaya, 23                        NEW YORK
                               125047 Moscow                                       A/C THE CHASE MANHATTAN
                               RUSSIA                                              LONDON (US$ NOSTRO ACCOUNT)

                               Credit Suisse First Boston AO                       THE CHASE MANHATTAN BANK
                               Nikitsky Pereulok, 5                                NEW YORK
                               103009 Moscow                                       A/C THE CHASE MANHATTAN
                               RUSSIA                                              LONDON (US$ NOSTRO ACCOUNT)

                              *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                                   FOR FURTHER INFORMATION.*


SINGAPORE                      Standard Chartered Bank                             OVERSEA-CHINESE BANKING CORPORATION
                               3/F, 6 Battery Road                                 SINGAPORE
                               049909
                               SINGAPORE


SLOVAK REPUBLIC                Ceskoslovenska Obchodni Banka, A.S.                 CESKOSLOVENSKA OBCHODNI BANKA, A.S.
                               Michalska 18                                        BRATISLAVA
                               815 63 Bratislava
                               SLOVAK REPUBLIC


SLOVENIA                       Bank Austria Creditanstalt d.d. Ljubljana           BANK AUSTRIA CREDITANSTALT D.D. LJUBLJANA
                               Kotnikova 5                                         LJUBLJANA
                               SL-61104 Ljubljana
                               SLOVENIA


SOUTH AFRICA                   The Standard Bank of South Africa Limited           STANDARD CORPORATE & MERCHANT BANK
                               Standard Bank Centre                                JOHANNESBURG
                               1st Floor
                               5 Simmonds Street
                               Johannesburg 2001
                               SOUTH AFRICA


SOUTH KOREA                    The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               5/F HSBC Building                                   SEOUL
                               #25, Bongrae-dong 1-ga
                               Seoul
                               SOUTH KOREA




Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 11

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

                               Standard Chartered Bank                             STANDARD CHARTERED BANK
                               22/F, Seoul Finance Centre Building                 SEOUL
                               63, Mukyo-dong, Chung-Ku
                               Seoul
                               SOUTH KOREA


SPAIN                          Chase Manhattan Bank CMB, S.A.                      CHASE MANHATTAN BANK AG
                               Paseo de la Castellana, 51                          FRANKFURT
                               28046 Madrid
                               SPAIN


SRI LANKA                      The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               Unit #02-02, West Block Podium                      COLOMBO
                               World Trade Center
                               Colombo 1
                               SRI LANKA

SWEDEN                         Skandinaviska Enskilda Banken                       SVENSKA HANDELSBANKEN
                               Sergels Torg 2                                      STOCKHOLM
                               SE-106 40 Stockholm
                               SWEDEN


SWITZERLAND                    UBS AG                                              UBS AG
                               45 Bahnhofstrasse                                   ZURICH
                               8021 Zurich
                               SWITZERLAND


TAIWAN                         The Chase Manhattan Bank                            THE CHASE MANHATTAN BANK
                               14th Floor                                          TAIPEI
                               2, Tun Hwa S. Road Sec. 1
                               Taipei
                               TAIWAN

                               The Hongkong and Shanghai Banking                   THE HONGKONG AND SHANGHAI BANKING
                               Corporation Limited                                 CORPORATION LIMITED
                               International Trade Building                        TAIPEI
                               16th Floor, Taipei World Trade Center
                               333 Keelung Road, Section 1
                               Taipei 110
                               TAIWAN


THAILAND                       Standard Chartered Bank                             STANDARD CHARTERED BANK
                               14th Floor, Zone B                                  BANGKOK
                               Sathorn Nakorn Tower
                               100 North Sathorn Road
                               Bangrak, Bangkok 10500
                               THAILAND



Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 12

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

TUNISIA                        Banque Internationale Arabe de Tunisie,             BANQUE INTERNATIONALE ARABE DE TUNISIE, S.A.
                               S.A.                                                TUNIS
                               70-72 Avenue Habib Bourguiba
                               P.O. Box 520
                               1080 Tunis Cedex
                               TUNISIA


TURKEY                         The Chase Manhattan Bank                            THE CHASE MANHATTAN BANK
                               Emirhan Cad. No: 145                                ISTANBUL
                               Atakule, A Blok Kat:11
                               80700-Dikilitas/Besiktas
                               Istanbul
                               TURKEY


*UKRAINE*                      ING Bank Ukraine                                    ING BANK UKRAINE
                               28 Kominterna Street KIEV
                               5th Floor
                               Kiev, 252032
                               UKRAINE

                              *RESTRICTED SERVICE ONLY. PLEASE CONTACT YOUR RELATIONSHIP MANAGER
                                                   FOR FURTHER INFORMATION.*

U.A.E.                         HSBC Bank Middle East                               THE NATIONAL BANK OF ABU DHABI
                               P.O. Box 66                                         ABU DHABI
                               Dubai
                               UNITED ARAB EMIRATES

U.K.                           The Chase Manhattan Bank                            NATIONAL WESTMINSTER BANK
                               Crosby Court                                        LONDON
                               Ground Floor
                               38 Bishopsgate
                               London EC2N 4AJ
                               UNITED KINGDOM


URUGUAY                        BankBoston, N.A.                                    BANKBOSTON, N.A.
                               Zabala 1463                                         MONTEVIDEO
                               Montevideo
                               URUGUAY


U.S.A.                         The Chase Manhattan Bank                            THE CHASE MANHATTAN BANK
                               4 New York Plaza                                    NEW YORK
                               New York
                               NY 10004
                               U.S.A.





Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 13

COUNTRY                        SUB-CUSTODIAN                                       CORRESPONDENT BANK

VENEZUELA                      Citibank, N.A.                                      CITIBANK, N.A.
                               Carmelitas a Altagracia                             CARACAS
                               Edificio Citibank
                               Caracas 1010
                               VENEZUELA


ZAMBIA                         Barclays Bank of Zambia Limited                     BARCLAYS BANK OF ZAMBIA LTD
                               Kafue House, Cairo Road                             LUSAKA
                               Lusaka
                               ZAMBIA


ZIMBABWE                       Barclays Bank of Zimbabwe Limited                   BARCLAYS BANK OF ZIMBABWE LTD
                               2nd Floor, 3 Anchor House                           HARARE
                               Jason Mayo Avenue
                               Harare
                               ZIMBABWE






















Correspondent banks are listed for information only.                                                                April 11, 2001

                                                                 14

                                  Appendix 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 ARGENTINA              CVSA                                               Equity, Corporate Debt, Government Debt
                        (Caja de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ARGENTINA              CRYL                                               Government Debt
                        (Central de Registration y Liquidacion de
                        Instrumentos de Endeudamiento Publico)
---------------------- -------------------------------------------------- --------------------------------------------------------
 AUSTRALIA              AUSTRACLEAR LIMITED                                Corporate Debt, Money Market, Semi-Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 AUSTRALIA              CHESS                                              Equity
                        (Clearing House Electronic Sub-register System)
---------------------- -------------------------------------------------- --------------------------------------------------------
 AUSTRALIA              RITS                                               Government Debt
                        (Reserve Bank of Australia/Reserve Bank
                        Information and Transfer System)
---------------------- -------------------------------------------------- --------------------------------------------------------
 AUSTRIA                OEKB                                               Equity, Corporate Debt, Government Debt
                        (Oesterreichische Kontrollbank AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BELGIUM                CIK                                                Equity, Corporate Debt
                        (Caisse Interprofessionnelle de Depots et de
                        Virements de Titres S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BELGIUM                NBB                                                Corporate Debt, Government Debt
                        (National Bank of Belgium)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BRAZIL                 CBLC                                               Equity
                        (Companhia Brasileira de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BRAZIL                 CETIP                                              Corporate Debt
                        (Central de Custodia e Liquidacao Financiera
                        de Titulos Privados)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BRAZIL                 SELIC                                              Government Debt
                        (Sistema Especial de Liquidacao e Custodia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BULGARIA               BNB                                                Government Debt
                        (Bulgaria National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
 BULGARIA               CDAD                                               Equity, Corporate Debt
                        (Central Depository A.D.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CANADA                 CDS                                                Equity, Corporate, Government Debt
                        (The Canadian Depository for Securities
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CHILE                  DCV                                                Equity, Corporate Debt, Government Debt
                        (Deposito Central de Valores S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------

This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              1                                       April 19, 2001



[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 CHINA, SHANGHAI        SSCCRC                                             Equity
                        (Shanghai Securities Central Clearing and
                        Registration Corporation)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CHINA, SHENZHEN        SSCC                                               Equity
                        (Shenzhen Securities Clearing Company, Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 COLOMBIA               DCV                                                Government Debt
                        (Deposito Central de Valores)
---------------------- -------------------------------------------------- --------------------------------------------------------
 COLOMBIA               DECEVAL                                            Equity, Corporate Debt, Government Debt
                        (Deposito Centralizado de Valores de Colombia
                        S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CROATIA                SDA                                                Equity, Government Debt
                        (Central Depository Agency Inc. - Stredisnja
                        depozitarna agencija d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CROATIA                MINISTRY OF FINANCE OF THE REPUBLIC OF CROATIA     Short-term debt issued by the Ministry of Finance.
---------------------- -------------------------------------------------- --------------------------------------------------------
 CROATIA                CNB                                                Short-term debt issued by the National Bank of
                        (Croatian National Bank)                           Croatia.
---------------------- -------------------------------------------------- --------------------------------------------------------
 CZECH REPUBLIC         SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papiru - Ceska republica)
---------------------- -------------------------------------------------- --------------------------------------------------------
 CZECH REPUBLIC         CNB                                                Government Debt
                        (Czech National Bank)
---------------------- -------------------------------------------------- --------------------------------------------------------
 DENMARK                VP                                                 Equity, Corporate Debt, Government Debt
                        (Vaerdipapircentralen A/S)
---------------------- -------------------------------------------------- --------------------------------------------------------
 EGYPT                  MCSD                                               Equity, Corporate Debt
                        (Misr for Clearing, Settlement and Depository,
                        S.A.E.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ESTONIA                ECDS                                               Equity, Corporate Debt, Government Debt
                        (Estonian Central Depository for Securities
                        Limited - Eesti Vaatpaberite Keskdepositoorium)
---------------------- -------------------------------------------------- --------------------------------------------------------
 EUROMARKET             DCC                                                Euro-CDs
                        (The Depository and Clearing Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
 EUROMARKET             CLEARSTREAM                                        Euro-Debt
                        (Clearstream Banking, S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 EUROMARKET             EUROCLEAR                                          Euro-Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 FINLAND                APK                                                Equity, Corporate Debt, Government Debt
                        (Finnish Central Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 FRANCE                 EUROCLEAR FRANCE                                   Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------

This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              2                                       April 19, 2001



[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 GERMANY                CLEARSTREAM                                        Equity, Corporate Debt, Government Debt
                        (Clearstream Banking AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
 GREECE                 CSD                                                Equity, Corporate Debt
                        (Central Securities Depository S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 GREECE                 BOG                                                Government Debt
                        (Bank of Greece)
---------------------- -------------------------------------------------- --------------------------------------------------------
 HONG KONG              HKSCC                                              Equity
                        (Hong Kong Securities Clearing Company Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 HONG KONG              CMU                                                Corporate Debt, Government Debt
                        (Central Moneymarkets Unit)
---------------------- -------------------------------------------------- --------------------------------------------------------
 HUNGARY                KELER                                              Equity, Corporate Debt, Government Debt
                        (Central Clearing House and Depository
                        (Budapest) Ltd. - Kozponti Elszamolohaz es
                        Ertektar (Budapest) Rt.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 INDIA                  NSDL                                               Equity, Corporate Debt, Government Debt
                        (National Securities Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 INDIA                  CDSL                                               Equity
                        (Central Depository Services (India) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 INDIA                  RBI                                                Government Debt
                        (Reserve Bank of India)
---------------------- -------------------------------------------------- --------------------------------------------------------
 INDONESIA              KSEI                                               Equity, Corporate Debt
                        (PT Kustodian Sentral Efek Indonesia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 IRELAND                CREST                                              Equity, Corporate Debt
                        (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ISRAEL                 TASE CLEARING HOUSE                                Equity, Corporate Debt, Government Debt
                        (Tel Aviv Stock Exchange Clearing House)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ITALY                  MONTE TITOLI S.P.A.                                Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 ITALY                  BANCA D'ITALIA                                     Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 IVORY COAST            DC/BR                                              Equity
                        (Le Depositaire Central / Banque de Reglement)
---------------------- -------------------------------------------------- --------------------------------------------------------
 JAPAN                  JASDEC                                             Equity, Convertible Debt
                        (Japan Securities Depository Center)
---------------------- -------------------------------------------------- --------------------------------------------------------
 JAPAN                  BOJ                                                Registered Government Debt
                        (Bank of Japan)
---------------------- -------------------------------------------------- --------------------------------------------------------

This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              3                                       April 19, 2001


[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 KAZAHKSTAN             CSD                                                Equity
                        (Central Securities Depository CJSC)
---------------------- -------------------------------------------------- --------------------------------------------------------
 KENYA                  CBCD                                               Government Debt
                        (Central Bank Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 LATVIA                 LCD                                                Equity, Corporate Debt, Government Debt
                        (Latvian Central Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 LEBANON                MIDCLEAR S.A.L.                                    Equity
                        (Custodian and Clearing Center of Financial
                        Instruments for Lebanon and the Middle East
                        S.A.L.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 LITHUANIA              CSDL                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Depository of Lithuania)
---------------------- -------------------------------------------------- --------------------------------------------------------
 LUXEMBOURG             CLEARSTREAM                                        Equity
                        (Clearstream Banking S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 MALAYSIA               MCD                                                Equity, Corporate Debt, Government Debt
                        (Malaysian Central Depository Sdn. Bhd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 MAURITIUS              CDS                                                Equity, Corporate Debt
                        (Central Depository and Settlement Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 MEXICO                 INDEVAL                                            Equity, Corporate Debt, Government Debt
                        (S.D. INDEVAL S.A. de C.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 MOROCCO                MAROCLEAR                                          Equity, Corporate Debt, Government Debt
---------------------- -------------------------------------------------- --------------------------------------------------------
 NETHERLANDS            NECIGEF                                            Equity, Corporate Debt, Government Debt
                        (Nederlands Centraal Insituut voor Giraal
                        Effectenverkeer B.V.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 NEW ZEALAND            NZCSD                                              Equity, Corporate Debt, Government Debt
                        (New Zealand Central Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 NIGERIA                CSCS                                               Equity, Corporate Debt, Government Debt
                        (Central Securities Clearing System Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 NORWAY                 VPS                                                Equity, Corporate Debt, Government Debt
                        (Verdipapirsentralen)
---------------------- -------------------------------------------------- --------------------------------------------------------
 OMAN                   MDSRC                                              Equity, Corporate Debt
                        (The Muscat Depository and Securities
                        Registration Company, S.A.O.C.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 PAKISTAN               CDC                                                Equity, Corporate Debt
                        (Central Depository Company of Pakistan
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              4                                       April 19, 2001


[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 PAKISTAN               SBP                                                Government Debt
                        (State Bank of Pakistan)
---------------------- -------------------------------------------------- --------------------------------------------------------
 PERU                   CAVALI                                             Equity, Corporate Debt, Government Debt
                        (CAVALI ICLV S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 PHILIPPINES            PCD                                                Equity
                        (Philippine Central Depository, Inc.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 PHILIPPINES            ROSS                                               Government Debt
                        (Bangko Sentral ng Pilipinas / Register of
                        Scripless Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------
 POLAND                 NDS                                                Equity, Long-Term Government Debt
                        (National Depository for Securities S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 POLAND                 CRT                                                Short-Term Government Debt
                        (Central Registry of Treasury-Bills)
---------------------- -------------------------------------------------- --------------------------------------------------------
 PORTUGAL               CVM                                                Equity, Corporate Debt, Government Debt
                        (Central de Valores Mobiliarios e Sistema de
                        Liquidacao e Compensacao.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ROMANIA                SNCDD                                              Equity
                        (National Company for Clearing, Settlement and
                        Depository for Securities)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ROMANIA                BSE                                                Equity
                        (Bucharest Stock Exchange)
---------------------- -------------------------------------------------- --------------------------------------------------------
 RUSSIA                 VTB                                                Equity, Corporate Debt, Government Debt (Ministry of
                        (Vneshtorgbank)                                    Finance Bonds)
---------------------- -------------------------------------------------- --------------------------------------------------------
 RUSSIA                 NDC                                                Equity, Corporate Debt, Government Debt
                        (National Depository Centre)
---------------------- -------------------------------------------------- --------------------------------------------------------
 RUSSIA                 DCC                                                Equity
                        (Depository Clearing Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SINGAPORE              CDP                                                Equity, Corporate Debt
                        (The Central Depository (Pte) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SINGAPORE              SGS                                                Government Debt
                        (Monetary Authority of Singapore / Singapore
                        Government Securities Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SLOVAK REPUBLIC        SCP                                                Equity, Corporate Debt, Government Debt
                        (Stredisko cennych papierov SR Bratislava,
                        a.s.)
---------------------- -------------------------------------------------- --------------------------------------------------------

This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              5                                       April 19, 2001


[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------
 SLOVAK REPUBLIC        NBS                                                Government Debt
                        (National Bank of Slovakia)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SLOVENIA               KDD                                                Equity, Corporate Debt, Government Debt
                        (Centralna klirinsko depotna druzba d.d.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SOUTH AFRICA           CDL                                                Corporate Debt, Government Debt
                        (Central Depository (Pty) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SOUTH AFRICA           STRATE                                             Equity
                        (Share Transactions Totally Electronic)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SOUTH KOREA            KSD                                                Equity, Corporate Debt, Government Debt
                        (Korea Securities Depository)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SPAIN                  SCLV                                               Equity, Corporate Debt
                        (Servicio de Compensacion y Liquidacion de
                        Valores, S.A.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SPAIN                  CBEO                                               Government Debt
                        (Banco de Espana / Central Book Entry Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SRI LANKA              CDS                                                Equity, Corporate Debt
                        (Central Depository System (Private) Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SWEDEN                 VPC                                                Equity, Corporate Debt, Government Debt
                        (Vardepapperscentralen AB)
---------------------- -------------------------------------------------- --------------------------------------------------------
 SWITZERLAND            SIS                                                Equity, Corporate Debt, Government Debt
                        (SIS SegaInterSettle AG)
---------------------- -------------------------------------------------- --------------------------------------------------------
 TAIWAN                 TSCD                                               Equity, Government Debt
                        (Taiwan Securities Central Depository Co.,
                        Ltd.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 THAILAND               TSD                                                Equity, Corporate Debt, Government Debt
                        (Thailand Securities Depository Company
                        Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 TUNISIA                STICODEVAM                                         Equity, Corporate Debt, Government Debt
                        (Societe Tunisienne Interprofessionnelle pour
                        la Compensation et le Depot des Valeurs
                        Mobilieres)
---------------------- -------------------------------------------------- --------------------------------------------------------
 TURKEY                 TAKASBANK                                          Equity, Corporate Debt, Government Debt
                        (IMKB Takas ve Saklama Bankasi A.S.)
---------------------- -------------------------------------------------- --------------------------------------------------------
 UNITED KINGDOM         CREST                                              Equity, Corporate Debt, Government Debt
                        (CRESTCo Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 UNITED KINGDOM         CMO                                                Sterling & Euro CDs, Commercial Paper
                        (Central Moneymarkets Office)
---------------------- -------------------------------------------------- --------------------------------------------------------
 UNITED STATES          DTC                                                Equity, Corporate Debt
                        (Depository Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------

This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              6                                       April 19, 2001

[LOGO] JPMORGAN

                                     INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT
                                                      SECURITIES DEPOSITORIES

---------------------- -------------------------------------------------- --------------------------------------------------------
       COUNTRY                            DEPOSITORY                                            INSTRUMENTS
---------------------- -------------------------------------------------- --------------------------------------------------------

 UNITED STATES          PTC                                                Mortgage Back Debt
                        (Participants Trust Company)
---------------------- -------------------------------------------------- --------------------------------------------------------
 UNITED STATES          FED                                                Government Debt
                        (The Federal Reserve Book-Entry System)
---------------------- -------------------------------------------------- --------------------------------------------------------
 URUGUAY                BCU                                               Corporate Debt, Government Debt
                        (Banco Central del Uruguay)
---------------------- -------------------------------------------------- --------------------------------------------------------
 VENEZUELA              BCV                                                Government Debt
                        (Banco Central de Venezuela)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ZAMBIA                 CSD                                                Equity, Government Debt
                        (LuSE Central Shares Depository Limited)
---------------------- -------------------------------------------------- --------------------------------------------------------
 ZAMBIA                 BOZ                                                Government Debt
                        (Bank of Zambia)
---------------------- -------------------------------------------------- --------------------------------------------------------










This document is for  information  only and is designed to keep you abreast of market  conditions and  procedures.  This document is intended  neither to influence your investment  decisions nor to amend or supplement any agreement  governing your relations with JP
Morgan Chase. JP Morgan Chase has gathered the information from a source it considers  reliable,  however,  it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.

JP Morgan Investor Services Network Management                              7                                       April 19, 2001

                           GLOBAL PROXY SERVICE RIDER
                           To Global Custody Agreement
                                     Between
                            THE CHASE MANHATTAN BANK
                                       AND
                                EQ ADVISORS TRUST
                             effective May 1, 2001.

1. Global Proxy Services ("Proxy Services") shall be provided for the countries listed in the procedures and guidelines ("Procedures") furnished to Customer, as the same may be amended by Bank from time to time on prior notice to Customer. The Procedures are incorporated by reference herein and form a part of this Rider.

2. Proxy Services shall consist of those elements as set forth in the Procedures, and shall include (a) notifications ("Notifications") by Bank to Customer of the dates of pending shareholder meetings, resolutions to be voted upon and the return dates as may be received by Bank or provided to Bank by its Subcustodians or third parties, and (b) voting by Bank of proxies based on Customer Instructions. Original proxy materials or copies thereof shall not be provided. Notifications shall generally be in English and, where necessary, shall be summarized and translated from such non-English materials as have been made available to Bank or its Subcustodian. In this respect Bank's only obligation is to provide information from sources it believes to be reliable and/or to provide materials summarized and/or translated in good faith. Bank reserves the right to provide Notifications, or parts thereof, in the language received. Upon reasonable advance request by Customer, backup information relative to Notifications, such as annual reports, explanatory material concerning resolutions, management recommendations or other material relevant to the exercise of proxy voting rights shall be provided as available, but without translation.

3. While Bank shall attempt to provide accurate and complete Notifications, whether or not translated, Bank shall not be liable for any losses or other consequences that may result from reliance by Customer upon Notifications where Bank prepared the same in good faith.

4 Notwithstanding the fact that Bank may act in a fiduciary capacity with respect to Customer under other agreements or otherwise under the Agreement, in performing Proxy Services Bank shall be acting solely as the agent of Customer, and shall not exercise any discretion with regard to such Proxy Services.

5. Proxy voting may be precluded or restricted in a variety of circumstances, including, without limitation, where the relevant Financial Assets are: (i) on loan; (ii) at registrar for registration or reregistration; (iii) the subject of a conversion or other corporate action; (iv) not held in a name subject to the control of Bank or its Subcustodian or are otherwise held in a manner which precludes voting;
        (v) not capable of being voted on account of local market regulations or practices or restrictions by the issuer; or (vi) held in a margin or collateral account.

6 Customer acknowledges that in certain countries Bank may be unable to vote individual proxies but shall only be able to vote proxies on a net basis (e.g., a net yes or no vote given the voting instructions received from all customers).

7. Customer shall not make any use of the information provided hereunder, except in connection with the funds or plans covered hereby, and shall in no event sell, license, give or otherwise make the information provided hereunder available, to any third party, and shall not directly or indirectly compete with Bank or diminish the market for Proxy Services by provision of such information, in whole or in part, for compensation or otherwise, to any third party.

8. The names of Authorized Persons for Proxy Services shall be furnished to Bank in accordance with ss.10 of the Agreement. Proxy Services fees shall be as set forth in ss.13 of the Agreement or as separately agreed.

                        SPECIAL TERMS AND CONDITIONS RIDER

                                          GLOBAL CUSTODY AGREEMENT

                                          WITH  EQ ADVISORS TRUST
                                                -------------------------

                                          DATE  MAY 1, 2001
                                                -------------------------

                                  DOMESTIC ONLY
                       SPECIAL TERMS AND CONDITIONS RIDER


Domestic Corporate Actions and Proxies

With respect to domestic U.S. and Canadian Financial Assets (the latter if held in DTC), the following provisions shall apply rather than the provisions of
Section 8 of the Agreement and the Global Proxy Service rider:

        Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.

Fees

The fees referenced in Section 13 hereof cover only domestic and euro-dollar holdings. There shall be no Schedule A hereto, as there are no foreign assets in the Accounts.

                               DOMESTIC AND GLOBAL
                       SPECIAL TERMS AND CONDITIONS RIDER


Domestic Corporate Actions and Proxies

With respect to domestic U.S. and Canadian Financial Assets (the latter if held in DTC), the following provisions shall apply rather than the pertinent provisions of Section 8 of the Agreement and the Global Proxy Service rider:

               Bank shall send to Customer or the Authorized Person for a Custody Account, such proxies (signed in blank, if issued in the name of Bank's nominee or the nominee of a central depository) and communications with respect to Financial Assets in the Custody Account as call for voting or relate to legal proceedings within a reasonable time after sufficient copies are received by Bank for forwarding to its customers. In addition, Bank shall follow coupon payments, redemptions, exchanges or similar matters with respect to Financial Assets in the Custody Account and advise Customer or the Authorized Person for such Account of rights issued, tender offers or any other discretionary rights with respect to such Financial Assets, in each case, of which Bank has received notice from the issuer of the Financial Assets, or as to which notice is published in publications routinely utilized by Bank for this purpose.

                                   SCHEDULE B

                                   SCHEDULE B

                             CUSTODY PRICING EXHIBIT



                                                                 MONTHLY PRICING

PER ACCOUNT                                                           $25.00

BOOK ENTRY HOLDING                                                     $0.50
PTC PHYSICAL HOLDING                                                   $0.50
PHYSICAL HOLDING                                                       $1.00

EUROCLEAR/CEDEL                                                         4 BP

INFOSTATION

BOOK ENTRY MANUAL:
      PTC                                                               $8.00
      FBE                                                               $8.00
      DTC                                                               $8.00
      REDEMPTIONS                                                       $8.00
      DTC-ID                                                            $6.00

BOOK ENTRY MANUAL:
     PTC                                                                $8.00
     FBE                                                                $8.00
     DTC                                                                $8.00

PHYSICAL:
      REC/DEL MANUAL                                                   $17.00
      REDEMPTIONS MMI                                                  $13.00
      REDEMPTIONS NON-MMI                                              $12.00
      REC/DEL                                                          $16.00

INCOME COLLECTION:
      PHYSICAL                                                          $4.00
      BOOK ENTRY                                                        $3.00

PRINCIPLE/INTEREST:
      BOOK ENTRY/PHYSICAL                                               $8.00

OPTIONS                                                                $40.00
CALLED BONDS                                                           $35.00


                                                         CUSTODY PRICING EXHIBIT

COUNTRY CHARGES

                                                      SAFEKEEPING                            TRANSACTION
MARKET                                                  (BP'S)                                  (USD)
ARGENTINA                                                    40                                     100
AUSTRALIA                                                     6                                      35
AUSTRIA                                                      10                                      50
BANGLADESH                                                   40                                     100
BELGIUM                                                      10                                      50
BOTSWANA                                                     40                                     100
BRAZIL                                                       40                                     100
CANADA                                                        6                                      35
CEDEL                                                         4                                       0
CHILE                                                        40                                     100
CHINA (SHANGHAI)                                             40                                     100
CHINA (SHENZEN)                                              40                                     100
COLUMBIA                                                     40                                     100
CZECH REPUBLIC                                               40                                     100
DENMARK                                                      10                                      50
ECUADOR                                                      50                                     150
EGYPT                                                        50                                     150
FINLAND                                                      10                                      50
FNBC (EURO CD'S)                                              4                                       0
FRANCE                                                        8                                      35
GERMANY                                                       6                                      35
GHANA                                                        50                                     150
GREECE                                                       40                                     100
HONG KONG                                                    10                                      50
HUNGARY                                                      40                                     100
INDIA                                                        40                                     100
INDONESIA                                                    40                                     100
IRELAND                                                      10                                      35
ISRAEL                                                       40                                     100
ITALY                                                         8                                      35
JAPAN                                                         5                                      35
JORDAN                                                       40                                     100
KENYA                                                        50                                     150
KOREA                                                        20                                     100
LUXEMBOURG                                                   10                                      35
MALAYSIA                                                     10                                      35
MAURITIUS                                                    50                                     150


                                                         CUSTODY PRICING EXHIBIT

COUNTRY CHARGES
                                                      SAFEKEEPING                            TRANSACTION
MARKET                                                  (BP'S)                                  (USD)

MEXICO                                                       20                                      50
MOROCCO                                                      40                                     100
NETHERLANDS                                                   8                                      35
NEW ZEALAND                                                  10                                      50
NORWAY                                                       10                                      50
PAKISTAN                                                     40                                     100
PERU                                                         40                                     100
PHILIPPINES                                                  40                                     100
POLAND                                                       40                                     100
PORTUGAL                                                     40                                     100
RUSSIA                                                      100                                   1,000
SINGAPORE                                                    10                                      50
SLOVAKIA                                                     50                                     150
SOUTH AFRICA                                                 25                                     100
SPAIN                                                        20                                     100
SRI LANKA                                                    40                                     100
SWEDEN                                                       10                                      50
SWITZERLAND                                                   8                                      35
TAIWAN                                                       40                                     100
THAILAND                                                     20                                     100
TURKEY                                                       40                                     100
UNITED KINGDOM                                                6                                      35
UNITED STATES                                                 0                                       0
URUGUAY                                                      40                                     100
VENEZUELA                                                    40                                     100
ZAMBIA                                                       50                                     150
ZIMBABWE                                                     40                                     100

                                   Schedule C

                         EQ Advisors Trust - Portfolios
                                As of May 1, 2001


               EQ/Aggressive Stock Portfolio
               EQ/Alliance Common Stock Portfolio
               EQ/Alliance Global Portfolio
               EQ/Alliance Growth and Income Portfolio
               EQ/Alliance Growth Investors Portfolio
               EQ/Alliance High Yield Portfolio
               EQ/Alliance Intermediate Government Securities Portfolio EQ/Alliance International Portfolio
               EQ/Alliance Money Market Portfolio
               EQ/Alliance Premier Growth Portfolio
               EQ/Alliance Quality Bond Portfolio
               EQ/Alliance Small Cap Growth Portfolio
               EQ/Alliance Technology Portfolio
               EQ/AXP New Dimensions Portfolio
               EQ/AXP Strategy Aggressive Portfolio
               EQ/Balanced Portfolio
               EQ/Bernstein Diversified Value Portfolio
               EQ/Calvert Socially Responsible Portfolio
               EQ/Cap Guardian International Portfolio
               EQ/Cap Guardian Research Portfolio
               EQ/Cap Guardian U.S. Equity Portfolio
               EQ/Equity 500 Index Portfolio
               EQ/Evergreen Omega Portfolio
               EQ/FI Mid Cap Portfolio
               EQ/FI Small/Mid Cap value Portfolio
               EQ/International Equity Index Portfolio
               EQ/Janus Large Cap Portfolio
               EQ/JP Morgan Core Bond Portfolio
               EQ/Lazard Small Cap Value Portfolio
               EQ/Mercury Basic Value Equity Portfolio
               EQ/MFS Emerging Growth Companies Portfolio
               EQ/MFS Investors Trust Portfolio
               EQ/MFS Research Portfolio
               EQ/Morgan Stanley Emerging Markets Equity Portfolio EQ/Putnam Growth & Income Portfolio
               EQ/Putnam International Equity Portfolio
               EQ/Putnam Investors Growth Portfolio
               EQ/Small Company Index Portfolio
               EQ/T. Rowe Price International Stock Portfolio